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                                                                  EXHIBIT 10.12



                       OIS OPTICAL IMAGING SYSTEMS, INC.
                                      1994
                   SIGNIFICANT EMPLOYEE STOCK INCENTIVE PLAN


Section 1.  Purposes.

          The purposes of this Plan are (a) to recognize and compensate significant Employees of the Company and its Subsidiaries who contribute to the development and success of the Company and its Subsidiaries; (b) to maintain the competitive position of the Company by attracting and retaining significant Employees; (c) to provide incentive compensation to significant Employees based upon the Company's performance, as measured by the appreciation in Common Stock; and (d) to provide stock ownership opportunities to Nonemployee Directors. This Plan is intended to comply with the requirements for employee benefit plans under Rule 16b-3, as amended, promulgated under Section 16 of the Exchange Act. The Options issued pursuant to this Plan are intended to constitute either Incentive Stock Options or non-qualified stock options, as determined by the Committee at the time of the Award.

Section 2.  Definitions.

          2.1 "Award" means a grant of an Option or Options or a Restricted Stock Award to an Eligible Person pursuant to the provisions of this Plan. Each separate grant of an Option or Options or Restricted Stock Award to an Eligible Person is treated as a separate Award.

          2.2 "Board" means the Board of Directors of the Company, as constituted from time to time.

          2.3 "Change of Control" means the happening of an event, which is deemed to have occurred upon the earliest to occur of the following events:
(a) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (b) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company, or (c) the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent
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corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which the Company is the surviving entity, and in which shares of the Company's voting capital stock outstanding immediately before such merger or consolidation are exchanged or converted into shares which represent more than 50% of the Company's voting capital stock after such consolidation merger, as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation, or (d) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange
Act), other than (A) the Company, or (B) any Subsidiary, or (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, or (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (E) any Affiliate (as such term is defined in Rule 405 promulgated under the Securities
Act) of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than 50% of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of directors who shall have been members of the Board for at least twelve (12) months, or (e) the first day after the date of this Plan when directors are elected such that there shall have been a change in the composition of the Board such that a majority of the Board shall have been members of the Board for less than twelve (12) months unless the nomination for election of each new director who was not a director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the directors then still in office who were directors at the beginning of such period, or (f) the date upon which the Board determines (in its sole discretion) that based on then current available information, the events described in clause (d) are reasonably likely to occur.

          2.4      "Code" means the Internal Revenue Code of 1986, as amended.





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          2.5      "Committee" means the Committee appointed by the Board in
accordance with Section 4.1 of this Plan.

          2.6 "Company" means OIS Optical Imaging Systems, Inc., a Delaware corporation.

          2.7 "Common Stock" means common stock of the Company, $.01 par value per share.

          2.8 "Disinterested Person" has the meaning set forth in Rule 16(b)-3, as amended, promulgated under Section 16 of the Exchange Act.

          2.9 "Eligible Person" means any Employee who is determined by the Committee to be a significant Employee and, in the case of a non-qualified stock option or a Restricted Stock Award only, includes a Nonemployee Director.

          2.10 "Employee" means any person, including officers and directors, who is employed by the Company, a Parent, a Subsidiary or successor. The payment of directors' fees by the Company, a Parent, a Subsidiary or successor, as the case may be, is not sufficient to constitute employment. Additionally, solely for the purpose of determining those persons eligible to receive a non-qualified stock option Award and not for the purpose of affecting the status of the relationship between such persons and the Company, the term "Employee" includes independent contractors of and consultants to the Company.

          2.11 "Exchange Act" means The Securities Exchange Act of 1934, as amended.

          2.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          2.13 "Fair Market Value" means the fair market value of a share of Common Stock, as determined pursuant to Section 9.

          2.14 "Incentive Stock Option" means an Option that is an incentive stock option within the meaning of Section 422 of the Code.

          2.15 "Nonemployee Director" means a member of the Board who is not an employee of the Company or a Subsidiary.





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          2.16     "Option" means an Incentive Stock Option or a non-qualified stock option to purchase Shares that is awarded pursuant to this Plan.

          2.17 "Option Agreement" means a written agreement in such form as the Committee may from time to time approve evidencing the terms of an Option, which agreement may contain such provisions as the Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

          2.18     "Optionee" means an Eligible Person who receives an Award.

          2.19 "Parent" means a "parent corporation" whether now or hereafter existing, as defined in Sections 424(e) and (g) of the Code.

          2.20 "Plan" means this OIS Optical Imaging Systems, Inc. 1994 Significant Employee Stock Incentive Plan, as amended from time to time.

          2.21 "Pool" means the pool of shares of Common Stock subject to this Plan, as set forth in Section 6.

          2.22 "Restricted Stock Award" means the grant of a right to receive, at a time or times fixed by the Committee, and subject to the limitations and restrictions as this Plan and the Committee impose, either the number of Shares specified by the Committee or cash equal to the Fair Market Value of those Shares, or some combination of both, all as the Committee determines in its sole discretion at any time or times before the satisfaction of the Restricted Stock Award.

          2.23 "Securities Act" means The Securities Act of 1933, as amended.

          2.24 "Shares" means shares of Common Stock contained in the Pool, as adjusted in accordance with Section 10.

          2.25 "Subsidiary" means a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.





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Section 3.  Participation.

          Participants in this Plan shall be selected by the Committee from the Eligible Persons. The Committee may make Awards at any time and from time to time to Eligible Persons. Any Award may include or exclude any Eligible Person, as the Committee determines in its sole discretion.

Section 4.  Administration.

          4.1 Procedure. This Plan will be administered, and all awards will be made, by a Committee appointed by the Board, unless the Committee is dissolved as provided below. The Committee will consist of not less than two persons, each of whom will be a Disinterested Person. Members of the Committee will serve for such period of time as the Board determines. From time to time the Board may increase the size of, reduce the size of (but not below two persons unless the Committee is to be dissolved), appoint additional members to, remove members (with or without cause) from, appoint new members in substitution, fill vacancies however caused, or remove all members of and dissolve the Committee and thereafter directly administer this Plan, in which case the Board shall have the powers set forth in Section 4.2 below. Committee members, by serving on the Committee, waive their right to receive any Award under this Plan.

          4.2 Powers of the Committee. Subject to the provisions of this Plan, the Committee has the authority, in its discretion: (a) to award Options;
(b) to determine the Fair Market Value; (c) to determine the exercise price of the Options to be awarded in accordance with Sections 7 and 8 of this Plan; (d) to determine the Eligible Persons to whom, and the time or times at which, Awards will be made, and the number of Shares to be subject to each Award; (e) to prescribe, amend and rescind rules relating to this Plan; (f) to determine the terms of each Award and each Option Agreement (which need not be identical with the terms of other Option Agreements or Awards) and, with the consent of the Optionee, to amend an outstanding Award; (g) to accelerate the vesting or exercise date of any Option; (h) to interpret this Plan or any agreement entered into with respect to an Award or the exercise of Options; (i) to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating





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to or exercise of the Award; and (j) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of this Plan.

          4.3 Effect of Decisions. All decisions and interpretations of the Committee (or the Board if the Committee has been dissolved) shall be final and binding with respect to all Awards, Options, and Eligible Persons.

          4.4 Limitation of Liability. Except as provided in Section 27, no member of the Committee (or the Board if the Committee has been dissolved) shall be liable for any good faith determination, act, or failure to act in connection with this Plan or any Award.

Section 5.  Eligibility.

          Only Eligible Persons may receive an Award.

Section 6.  Stock Subject to this Plan.

          Subject to the provisions of Section 10 of this Plan, the maximum aggregate number of Shares that may be awarded and sold under this Plan is Two Million (2,000,000) Shares (collectively, the "Pool"). If the right to receive Shares being held pursuant to a Restricted Stock Award lapses, or if an Option expires or becomes unexercisable for any reason without having been exercised in full, the held or unpurchased Shares will, unless this Plan has been terminated, return to the Pool and become available for future Award under this Plan.

Section 7.  Terms and Conditions of Options.

          7.1 Each Option awarded pursuant to this Plan shall be evidenced by an Option Agreement. Each Option Agreement shall incorporate by reference the provisions of this Plan and shall include the following provisions:

                   7.1.1 Number of Shares. The number of Shares subject to the Option.

                   7.1.2 Option Price. The price per Share payable on the exercise of any Option, which shall be no less than the Fair Market Value on the date such Option is awarded, without regard to any restriction other than a restriction that will never lapse. If





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an Incentive Stock Option is awarded to any Employee who, at the time of the
Award owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, the price per Share payable upon exercise of such Option shall be no less than 110 percent (110%) of the Fair Market Value of the stock on the date such Option is awarded.

                   7.1.3 Form of Option. A statement whether the Option awarded is an Incentive Stock Option or a non-qualified stock Option; provided, however, no Option awarded to any Optionee shall be treated as an Incentive Stock Option to the extent such Option would cause the aggregate Fair Market Value of all Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year (determined as of the date of award of each such Option) to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded (for purposes of this subsection, Incentive Stock Options include all incentive stock options under all plans of the Company that are incentive stock option plans within the meaning of Section 422 of the Code).

                   7.1.4 Vesting of Options. Options awarded shall vest and become exercisable in whole or in part in accordance with a vesting schedule established by the Committee and stated in the Option Agreement.

          7.2      Consideration.

                   7.2.1 The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of or any combination of (a) cash, (b) check, (c) shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or (d) a properly executed exercise notice and irrevocable instructions to a broker to promptly deliver to the Company cash equal to the exercise price.

                   7.2.2 An Optionee who is subject to Section 16(b) of the Exchange Act may use the payment method described in subparagraph (d) above only if (i) the Option being exercised was granted at least six months prior to the date of exercise, and (ii)





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the Fair Market Value on the date of exercise exceeds the exercise price to be paid.

                   7.2.3 If Common Stock that is owned by the Optionee is used to pay the exercise price, the Common Stock must have been owned by the Optionee for at least six months before the date of exercise, and the Optionee will be required to make representations and warranties satisfactory to the Company, including without limitation, representations and warranties that the Optionee has good and marketable title to such shares of Common Stock, free and clear of any and all liens, encumbrances, and restrictions, and has full power to deliver such shares of Common Stock without obtaining the consent or approval of any person or governmental authority other than those who have already given consent or approval in a manner satisfactory to the Company. The value of the shares of Common Stock used to effect the purchase shall be the Fair Market Value on the date of exercise.

          7.3      Exercise of Options.

                   7.3.1 Any Option awarded shall be exercisable at such times and under the conditions determined by the Committee within the terms of this Plan.

                   7.3.2 An Option may be exercised from time to time as to all or any portion of the Shares then exercisable under the Option. An Option may not be exercised solely for a fraction of a Share.

                   7.3.3 An Option shall be deemed to be exercised when a written exercise notice has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of this Plan or the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is before the date the Option is exercised, except as provided in Section 10 of this Plan.

                   7.3.4 As soon as practicable after proper exercise of an Option (taking into account compliance with applicable law and listing requirements), the Company shall deliver to the Optionee at the principal executive office of the Company, or the home address





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of the Optionee as shown on the Company's records, or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option has been exercised.

                   7.3.5 Options may be exercised in any order elected by the Optionee whether the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

          7.4      Term of Options.  No Option shall be (a) awarded after ten
(10) years from the date on which this Plan is adopted by the Board, or (b) exercisable more than ten (10) years from the date of an Award; provided, however, if an Incentive Stock Option is awarded to any Optionee who at the time of the Award owns stock possessing more than 10% of the total combined voting power for all classes of the Company's stock, then the foregoing clause
(b) shall be deemed modified, with respect to any such Optionee only, by substituting "five (5) years" for the term "ten (10) years".

          7.5      Termination of Awards.

                   7.5.1 Except as otherwise provided in Sections 7.5.2 and 7.6, upon the termination of the Optionee's employment or, in the case of an Optionee who is not an Employee, such Optionee's other relationship with the Company, in each case, for any reason, all outstanding Options shall terminate and no longer be exercisable as of the date of termination of employment or such other relationship.

                   7.5.2 The Committee is authorized to establish a period of time, to commence upon the termination of the Optionee's employment or other relationship with the Company, during which the Optionee (or a permitted transferee) may exercise Options that were vested as of the date of termination of the Optionee's employment or other relationship with the Company; provided, however, in the case of Incentive Stock Options, such period of time shall not exceed three (3) months from such termination date unless such Option is automatically converted into a non-qualified stock option under the Code. The Committee is authorized (a) to determine the period of time contemplated by the immediately preceding sentence either in connection with the Award (and the execution of the Option Agreement), or, if not determined at such time, at the time of the termination of the Optionee's employment or other relationship with the Company, and (b) to provide, at the same time





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as the period of time contemplated by the immediately preceding sentence is determined, whether Incentive Stock Options will be converted into non-qualified stock options if the period of time determined by the Committee pursuant to clause (a) exceeds three (3) months.

          7.6 Forfeiture. If the Optionee's employment or other relationship with the Company is terminated because the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his or her employment or engagement, or (ii) has been convicted of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company, or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, or if after termination the Optionee engages in any of the conduct described above, all unexercised Options shall terminate upon the earlier of the date of termination of employment or engagement or the date of such a finding.

Section 8.  Restricted Stock Awards

          8.1 The Committee may grant Restricted Stock Awards to Eligible Persons from time to time.

          8.2 The terms and conditions of any Restricted Stock Award, including restrictions on transfer or on the ability of the recipient to make elections with respect to the taxation of the Restricted Stock Award without the consent of the Committee, shall be determined by the Committee. Except as provided in Sections 7.5, 7.6, and 15, no such restrictions shall lapse earlier than three months after (six months in the case of any Affiliate (as such term is defined in Rule 405 promulgated under the Securities Act)), or later than the tenth anniversary of, the date of the Restricted Stock Award.

          8.3 The Committee may establish terms and conditions under which the recipient of a Restricted Stock Award is entitled to receive a credit equivalent to any dividend payable with respect to the number of Shares which, as of the record date for such dividend, had been stated in the Award but not satisfied by delivery to him of cash or Shares. Any such dividend equivalents shall be paid to the recipient of the Restricted Stock Award at





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such time or times during the period when the Shares are being held by the
Company pursuant to the terms of the Restricted Stock Award, or at the time the Shares to which the dividend equivalents apply or cash in lieu thereof are delivered to the recipient, as the Committee shall determine. Any arrangement for the payment of dividend equivalents shall be terminated if, under the terms and conditions established by the Committee, the right to receive Shares being held pursuant to the terms of the Restricted Stock Award or cash payable in lieu thereof shall lapse.

Section 9.  Determination of Fair Market Value of Common Stock.

          9.1 If shares of Common Stock are listed on a national or regional securities exchange or traded through the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, the Fair Market Value on any particular date will be the closing price for a share of Common Stock on the exchange or on NASDAQ, as reported in The Wall Street Journal (or such other source deemed reliable by the Committee), for the immediately preceding trading day.

          9.2 Except as provided in Section 9.1, the Fair Market Value shall be determined by the Committee in its sole discretion.

Section 10.  Adjustments.

          10.1 Subject to required action by the stockholders, if any, the number of Shares as to which Options may be awarded and the number of Shares subject to outstanding Options and the option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications, recapitalizations, or other similar events.

          10.2 No fractional Shares shall be issuable on account of any action taken pursuant to Section 10.1, and the aggregate number of Shares into which Shares then covered by the Option shall be changed as a result of such action shall be reduced to a number of whole Shares.





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Section 11.  No Rights as Stockholder.

          An Optionee shall not have rights as a stockholder of the Company and shall not have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and paid for in the manner described herein.

Section 12.  Date of Award.

          The date of an Award is the date specified by the Committee when it makes its determination on the Award or if none is specified, then the date of the Committee's determination. Notice of the determination shall be given to the recipient of the Award within a reasonable time after the date of such Award.

Section 13. Modification, Extension and Renewal of Option.

          Subject to the terms and conditions of this Plan, the Committee may modify, extend, or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised), except that (a) no modification of an Option which adversely affects the Optionee shall be made without the consent of the Optionee, and (b) no Incentive Stock Option may be modified, extended, or renewed if such action would cause it to cease to be an "incentive stock option" within the meaning of Section 422 of the Code.

Section 14.  Transferability.

          No Option is assignable or transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA. During the lifetime of the Optionee, his Options are exercisable only by him, or, upon his legal incapacity, by his legal guardian or representative.

Section 15.  Power of Board in Case of Change of Control.

          Except as set forth in Section 27, in the event of a Change of Control, the Board shall have the right to accelerate the vesting of all unmatured Options. In addition, in the event of a Change of Control of the Company by reason of a merger, consolidation, or tax free reorganization or sale of all or substantially all of the assets of the Company (other than in the ordinary course of





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business), the Board shall have the right to terminate this Plan and to (a)
exchange all Options for options to purchase common stock in the successor corporation or (b) distribute to each Optionee cash or other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to the Option or Restricted Stock Award at the time of the Change of Control. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board.

Section 16.  Amendment of this Plan.

          Insofar as permitted by law and this Plan, the Board may from time to time suspend, terminate, or discontinue this Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Award; provided, however, without approval of the stockholders, no such revision or amendment may change the Pool, change the designation of the class of Eligible Persons, or decrease the price at which Options may be awarded.

          The Board is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the non-qualified stock Options available under this Plan continue to be treated as such under all applicable laws.

Section 17.  Application of Funds.

          The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes.

Section 18.  Approval of Stockholders.

          This Plan is effective on the date that it is adopted by the Board and approved by the holders of a majority of the Company's outstanding voting stock.

Section 19.  Conditions Upon Issuance of Shares.

          An Award is conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Award and Shares issuable upon the exercise thereof.





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          Shares shall not be issued pursuant to an Award unless the exercise of any Option and the issuance and delivery of the Shares pursuant thereto complies with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Committee may require the person exercising such Option to execute an agreement with, or may require the person exercising such Option to make any representation or warranty to, the Company as may be, in the judgment of counsel to the Company, required under applicable law or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is appropriate under any of the provisions of law.

Section 20.  Reservation of Shares.

          The Company, during the term of this Plan, will at all times reserve and keep available a sufficient number of Shares to satisfy the requirements of this Plan.

          The Company, during the term of this Plan, will use its best efforts to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares will meet applicable legal requirements, will relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority is not obtained.

Section 21.  Taxes, Fees, Expenses and Withholding of Taxes.





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          21.1     The Company shall pay all original issue and transfer taxes
(but not income taxes, if any) with respect to the award of Options or the issue and transfer of Shares pursuant to the exercise of an Option, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable.

          21.2 An Award and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the Award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled to exercise the Option), as a condition of the exercise, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state, and local law.

Section 22.  Notices.

          Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may designate in writing to the Company. Any notice to be given pursuant to this Plan may be made by registered or certified mail, hand delivery, or overnight carrier, and is deemed effective upon receipt. Each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option shall provide notice to the Secretary of the Company of his or her direct mailing address.

Section 23.  No Enlargement of Employee Rights.





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          This Plan is purely voluntary on the part of the Company, and the continuance of this Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment or service of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained by the Company, a Parent, a Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporation to discharge any Employee at any time. No Employee shall have any right to or interest in Options before the award thereof; and upon such Award, he or she shall have only such rights and interests as are expressly provided in this Plan, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as amended from time to time.

Section 24.  Availability of Plan.

          The Secretary of the Company shall show a copy of this Plan to any Eligible Person making reasonable inquiry.

Section 25.  Invalid Provisions.

          If any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions as invalid or unenforceable, and all other provisions of this Plan shall be given full force and effect without regard to the invalid or unenforceable provision.

Section 26.  Applicable Law.

          This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 27.  Board Action.

          All actions of the Board or Committee, as the case may be, taken under or in connection with this Plan and any agreements or other writings entered into or delivered pursuant to the terms of this Plan, shall be subject to and limited by all votes or other actions of the stockholders of the Company or other persons required pursuant to (i) the Company's Certificate of Incorporation (as amended or restated from time to time) and (ii) the Company's Bylaws (as amended or restated from time to time).





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                         ADOPTION AND APPROVAL OF PLAN

          Date Plan adopted by Board:                       September 20, 1994
          Date Plan approved by Stockholders:               November 10, 1994





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